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                         CENTRAL SECURITIES CORPORATION

                                ----------------

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 1999


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

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended March 31, 1999 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative market values of net assets are as follows:

                                               Mar. 31, 1999    Dec. 31, 1998   Mar. 31, 1998
                                               -------------    -------------   -------------
Net assets .................................   $ 479,606,205    $ 476,463,575    $ 478,738,713
Convertible Preference Stock at liquidation
   preference ..............................      (8,980,700)      (8,986,125)      (9,039,575)
                                               -------------    -------------    -------------
Net assets applicable to Common Stock ......   $ 470,625,505    $ 467,477,450    $ 469,699,138
                                               =============    =============    =============
Net asset coverage per share of Convertible
   Preference Stock ........................   $    1,335.10    $    1,325.55    $    1,324.01
Net assets per share of Common Stock .......           31.64            31.43            33.10
Pro forma net assets per share, reflecting
   conversion of the Convertible Preference
   Stock ...................................           29.63            29.44            31.02
      Shares of Convertible Preference Stock
         outstanding .......................         359,228          359,445          361,583
      Shares of Common Stock outstanding ...      14,873,532       14,872,742       14,191,918

     Comparative figures of income are as follows:

                                                    Three months ended March 31,
                                                    ----------------------------
                                                       1999             1998
                                                     --------         --------
Net investment income ............................. $1,424,929      $ 1,304,034
    Number of times Preferred dividend earned .....        7.9              7.2
    Per share of Common Stock .....................        .08*             .08*
Net realized gain on sale of investments ..........  9,247,292       11,039,373
Increase (decrease) in net unrealized
  appreciation of investments ..................... (7,349,768)      32,153,070
Increase in net assets resulting from operations ..  3,322,453       44,496,477

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*  Per-share data are based on the average  number of Common shares  outstanding during the three-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.


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

                          PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 1999
                    (Common Stock unless specified otherwise)

                                                         Number of Shares
                                               ---------------------------------
                                                                        Held
                                                                      March 31,
                                               Purchased     Sold       1999
                                               ---------    ------  ------------
Allmerica Financial Corporation .............               20,000      70,000
Analog Devices, Inc. ........................               20,000     720,000
Arrow Electronics, Inc. .....................   100,000                100,000
The Bank of New York Company, Inc. ..........               80,000     920,000
Church & Dwight Co., Inc. ...................               41,100     325,000
First Union Corporation .....................               20,000     280,000
Intel Corporation ...........................               10,000     410,000
Kerr-McGee Corporation ......................    20,000                 70,000
MidAmerican Energy Holdings Co.* ............   100,000                300,000
Morrison Knudsen Corporation ................   100,000                700,000
Mutual Risk Management Ltd. .................               26,666     240,000
Nextel Communications, Inc. Class A .........               60,000     240,000
Omnicare, Inc. ..............................   100,000                100,000
Peerless Systems Corporation ................                5,000     395,000
Petroleum GeoServices ASA Spon-ADR ..........   100,000                100,000
The Reynolds and Reynolds Company Class A ...               45,000     555,000

-----------
*  Formerly known as CalEnergy Company, Inc.

     The annual meeting of stockholders of the Corporation was held on March 10, 1999 with 92% and 96% of Common and Preference shares, respectively, being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 1999 was ratified. Detailed information will be published in the June 30, 1999 Semi-Annual Report.

     During the first three months of 1999 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Stockholders' inquiries are welcome.

                                               CENTRAL SECURITIES CORPORATION

                                                  WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
April 22, 1999


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                     DUDLEY D. JOHNSON
     President                                            President
     G. L. Ohrstrom & Co., Inc.                           Young & Franklin Inc.
     New York, NY                                         Liverpool, NY

JAY R. INGLIS                                        WILMOT H. KIDD
     Executive Vice President                             President
     Holt Corporation
     New York, NY


                              C. CARTER WALKER, JR.
                                 Washington, CT


                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary



                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com


                        CUSTODIAN

                            UMB Bank, N.A.
                                 P.O. Box 419226, Kansas City, MO 64141-6226


                        TRANSFER AGENT AND REGISTRAR

                            EquiServe, First Chicago Trust Division
                                 P. O. Box 2500, Jersey City, NJ 07303-2500


                        INDEPENDENT AUDITORS

                            KPMG LLP
                                 345 Park Avenue, New York, NY 10154


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